33 Post balance sheet events	12 Months Ended
Dec. 31, 2019
Post Balance Sheet Event
Post balance sheet event
33	Post balance sheet events

In January 2020, a study of subcutaneous administration of MTD201 compared with traditional intramuscular administration in healthy volunteers showed similar pharmacokinetics and bioavailability, offering the potential for a differentiated, more patient-friendly product profile.

In March 2020, an exploratory study was initiated by Columbia University in five patients with DIPG using an alternative convection enhanced delivery system.

On 2 March 2020 a resolution was passed at a general meeting of shareholders of the Company to consolidate its ordinary shares on a one for 20 basis into new ordinary shares of 0.1p each in the capital of the Company. At the same meeting a resolution was passed to change the ratio of the Company's

American Depositary Receipts ("ADRs"). This will change from one ADR representing 20 Existing Ordinary Shares to one ADR representing five new ordinary shares.

The share consolidation will have an impact on the ordinary shares, any employee share option plans as well as warrants. As a result of share consolidation:

	Pre-Split	Post-Split
Weighted average number of shares outstanding - basic and diluted	366,611,759	18,330,588
Ordinary shares outstanding	469,899,613	23,494,981
Outstanding employee share options	6,720,722	336,036
Outstanding DARA options	57,150	2,857
Outstanding DARA warrants	92,480	4,624

The financial statements reflect the effects of the reverse stock split (share consolidation) for all periods presented.

On March 11, 2020, the World Health Organization declared the novel strain of coronavirus (COVID-19) a global pandemic and recommended containment and mitigation measures worldwide. As of the date of these Accounts, the Group’s operations have been significantly curtailed temporarily due to restrictions imposed by governments.

We cannot reasonably estimate the length or severity of this pandemic and related restrictions. Some factors from the COVID-19 outbreak that we believe will adversely affect our current and planned drug development activities include:

·	the diversion of healthcare resources away from the conduct of clinical trial matters to focus on pandemic concerns, including the attention of physicians serving as our clinical trial investigators, hospitals serving as our clinical trial sites and hospital staff supporting the conduct of our clinical trials;

·	limitations on travel that interrupt key trial activities, such as clinical trial site initiations and monitoring;

·	interruption in global shipping affecting the transport of clinical trial materials, such as investigational drug product used in our trials; and

·	employee absences that delay necessary interactions with local regulators, ethics committees and other important agencies and contractors.

On 31 March 2020 the Company announced that the Board had concluded, in the context of its current cash runway, that the Company was unlikely to conclude a license transaction or raise sufficient funds to continue the required remaining investment in MTD201 on a timely basis. The Board therefore decided to terminate further inhouse development of the MTD201 programme with immediate effect. The Company will continue to seek licensing partners for this asset.

In line with the decision to terminate MTD201, the Board also took the difficult decision to close the Company’s MTD201 dedicated manufacturing facilities in Bilbao and offer redundancy to all 42 employees. In addition, a further five UK-based employees in clinical research and administrative roles are being offered redundancy.

Following these changes, Midatech’s remaining 20 employees and operations are concentrated in Cardiff. The Company’s near term goal is to deploy its proprietary drug delivery technologies to formulate a compelling portfolio of novel first-in-class sustained release formulations of products with significant commercial potential for licensing to pharmaceutical company partners at proof of concept stage. With the exception of our ongoing commitments with respect to MTX110 clinical trials, the Company has no plans to undertake additional trials in humans unless a license partner or grant funding has been secured.

The Board continues to consider options for extracting value from the Company’s technologies including providing formulation services to biopharmaceutical partners and partnering its existing and upcoming proof of concept formulations and/or partnering a technology.

The provisional estimated one-time cash outflows and non-cash costs of these actions are expected to be as follows:

Estimated cash outflow £’000
Staff redundancy	933
Repayment of loans, net of deposit returned	3,569
Property lease termination costs	–
Settlement of lease liabilities	131
Repayment of grant funding	230
Other	70
4,933

Estimated non-cash costs £’000
Impairment of acquired IPRD	9,300
Impairment of goodwill	2,291
Write down of tangible assets to net realisable value	975
Right of use asset adjustment	(61)
Other	(186)
12,319

The above table includes 100% impairment of acquired IPRD and goodwill, in a worst case scenario. The final outcome will depend on the Directors progress with the strategic options which commenced in April 2020.

The cash outflows and non-cash costs will be reflected in the Company’s financial statements for 2020.

On 20 April 2020, the Company announced an update to the strategic review including the appointment of an adviser and start of a ‘formal sale process’ under the Takeover Code.

On 18 May 2020, the Company announced that it had raised gross proceeds of £1.8 million (before expenses) by way of a placing to investors in the UK ("UK Placing") of 6,666,666 Units (each Unit comprising one new ordinary share of 0.1p each ("Placing Share") and one warrant ("UK Warrant")) at an issue price of £0.27 per Unit. Concurrently with the UK Placing, the Company announced the pricing of a registered direct offering and concurrent private placement in the United States (the "U.S. Registered Direct Offering") for 1,818,182 American Depositary Shares ("ADSs") (each ADS representing five of the Company's Ordinary Shares) and unregistered warrant to purchase ADS's ("ADS Warrants").

The pricing of the UK Placing was aligned to the pricing of the US Registered Direct Offering after adjusting for the one-for-five ratio of ordinary shares to ADS and the GBP: USD exchange rate.

The Placing Shares and the 9,090,910 Ordinary Shares representing the ADS's represent approximately 40 per cent. of the issued share capital of the Company as enlarged by the UK Placing and the US Registered Direct Offering.

On 8 June 2020, the Company received a letter sent on behalf of Secura Bio, Inc. (“Secura Bio”), dated 1 June 2020, purporting to terminate a License Agreement, executed on or about 6 June 2017 (the “Secura License Agreement”), by and between Midatech Limited and Novartis AG, which Novartis AG subsequently transferred to Secura Bio. Pursuant to the Secura License Agreement, Midatech Limited was granted a non-exclusive worldwide, sublicenseable license to certain patents of panobinostat, the active pharmaceutical ingredient of the Company’s development product MTX110. Midatech Limited’s rights are limited to the treatment of brain cancer in humans, administered by convection-enhanced delivery.

The Company plans to continue to pursue development of MTX110 and the strategic review process previously disclosed. The Company is also reviewing with its outside counsel remedies it may have if Secura Bio does not withdraw the notice and otherwise cease to interfere with its ongoing business and strategic review process, which the Company has formally requested. The Company is evaluating available actions to protect its right under the Secura License Agreement and its assets.